UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 5, 2004
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             Entry into a Material Definitive Agreement.

As previously disclosed, on May 13, 2004, Arch Capital Group Ltd. (“ACGL”) and its subsidiary, Arch Capital Holdings Ltd. (“ACHL”) entered into a definitive agreement to sell its non-standard automobile insurance operations to Protective Underwriting Services, Inc. (“Purchaser”) for a cash purchase price which approximates carrying value.  If the transaction closes, it is expected that, during specified periods, a subsidiary of ACGL will provide substantial reinsurance to the subsidiaries transferred in the sale. The transaction is subject to obtaining applicable regulatory approvals and other customary closing conditions and is not expected to result in a material realized gain or loss for the ACGL.

On October 5, 2004, ACGL, ACHL and Purchaser signed a waiver letter agreement to extend the date by which the closing of the sale described above must occur from November 15, 2004 to December 31, 2004 before triggering the right by either party to terminate the sale agreement pursuant to the termination provisions included therein.  The waiver letter agreement is attached hereto as Exhibit 10.2 to this Current Report.  The above description is qualified in its entirety by the terms and provisions of the sale agreement and related amendments, which are filed as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

ITEM 9.01.            Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1

Stock Purchase Agreement, dated as of May 13, 2004, by and among Protective Underwriting Services, Inc. (“Purchaser”), Arch Capital Holdings Ltd. (“ACHL”) and Arch Capital Group Ltd. (“ACGL”), as amended by Amendment No. 1, dated as of July 9, 2004, Amendment No. 2, dated as of July 13, 2004, Amendment No. 3, dated as of July 16, 2004 and Amendment No. 4, dated as of July 28, 2004*

10.2	Waiver Letter Agreement, dated as of October 5, 2004, signed by ACGL, ACHL and Purchaser

*                             Previously filed with the SEC as an Exhibit to and incorporated herein by reference from the Company’s Form 10-Q for the quarterly period ended June 30, 2004 and filed on August 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: October 8, 2004	By:	/s/ John D. Vollaro
Name: John D. Vollaro Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1

Stock Purchase Agreement, dated as of May 13, 2004, by and among Protective Underwriting Services, Inc. (“Purchaser”), Arch Capital Holdings Ltd. (“ACHL”) and Arch Capital Group Ltd. (“ACGL”), as amended by Amendment No. 1, dated as of July 9, 2004, Amendment No. 2, dated as of July 13, 2004, Amendment No. 3, dated as of July 16, 2004 and Amendment No. 4, dated as of July 28, 2004*

10.2	Waiver Letter Agreement, dated as of October 5, 2004, signed by ACGL, ACHL and Purchaser

*                             Previously filed with the SEC as an Exhibit to and incorporated herein by reference from the Company’s Form 10-Q for the quarterly period ended June 30, 2004 and filed on August 9, 2004.